Exhibit 4.2

MIP

molecularinsight pharmaceuticals

COMMON STOCK
PAR VALUE $0.01 PER SHARE

MOLECULAR INSIGHT PHARMACEUTICALS, INC.

INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

CUSIP 60852M 10 4

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

Molecular Insight Pharmaceuticals, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed. This Certificate and the shares represented hereby are issued under and shall be held subject to the laws of the Commonwealth of Massachusetts and the Articles of Organization and By-Laws of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder of this Certificate assents by acceptance hereof.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

PRESIDENT

Molecular Insight Pharmaceuticals Inc. INCORPORATED 1997 MASSACHUSETTS

TREASURER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

© SECURITY COLUMBIAN UNITED STATES BANKNOTE COMPANY

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—	Custodian
TEN ENT	—	as tenants by the entireties		(Cust) (Minor)
JT TEN	—	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants in common		Act (State)
Additional abbreviations may also be used though not in the above list.
For value received, the undersigned hereby sells, assigns and transfers unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE
NOTICE:	CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Molecular Insight Pharmaceuticals, Inc. and American Stock Transfer & Trust Company, LLC, dated as of January 30, 2009, and as such agreement may be amended (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Molecular Insight Pharmaceuticals, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Molecular Insight Pharmaceuticals, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights issued to, or held by, an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether held by such person or any subsequent holder, shall become null and void.